Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT JBG SMITH PROPERTIES

as of December 31, 2022

	Entity	State of Organization
1	601 E. Glebe Road, L.L.C.	Delaware
2	1101 Fern Street, L.L.C.	Delaware
3	1200 Eads Street LLC	Delaware
4	1200 Eads Street Sub LLC	Delaware
5	1229-1231 25th Street LLC	Delaware
6	1244 South Capitol Residential, L.L.C.	Delaware
7	1250 FIRST STREET OFFICE, L.L.C.	Delaware
8	1263 First Street, L.L.C.	Delaware
9	1270 4th Street NE, L.L.C.	Delaware
10	1400 Eads Street LLC	Delaware
11	1400 Eads Street Sub LLC	Delaware
12	1460 Richmond Highway, L.L.C.	Delaware
13	1501 N. Pierce, L.L.C.	Delaware
14	1601 Fairfax Drive, L.L.C.	Delaware
15	1730 M Lessee, L.L.C.	Delaware
16	1900 CMZ, L.L.C.	Delaware
17	1900 CML, L.L.C.	Delaware
18	2000-2001 S. Bell, L.L.C.	Delaware
19	2000-2001 S. Bell ML, L.L.C.	Delaware
20	2000-2001 S. Bell MZ, L.L.C.	Delaware
21	2150 Clarendon, L.L.C.	Delaware
22	2221 South Clark, L.L.C.	Delaware
23	2868 Fort Drive, L.L.C.	Delaware
24	2900 Potomac Avenue, L.L.C.	Delaware
25	2901 Main Line Boulevard, L.L.C.	Delaware
26	3150 Exchange Avenue, L.L.C.	Delaware
27	3151 Exchange Avenue, L.L.C.	Delaware
28	3330 Exchange Avenue, L.L.C.	Delaware
29	3331 Exchange Avenue, L.L.C.	Delaware
30	3450 Exchange Avenue, L.L.C.	Delaware
31	3451 Exchange Avenue, L.L.C.	Delaware
32	151 Q Street Co-Investment, L.P.	Delaware
33	151 Q STREET REIT, L.L.C.	Delaware
34	151 Q STREET RESIDENTIAL, L.L.C.	Delaware
35	1770 Crystal Drive, L.L.C. - shelf entity	Virginia
36	1776 Seed Investors, LP	Delaware
37	1800 Rockville Residential, L.L.C.	Delaware
38	1800 S. Bell, L.L.C. - shelf entity	Delaware
39	2301 Richmond Highway, L.L.C.	Delaware
40	220 S. 20th Street LLC	Delaware
41	220 S. 20th Street Member, L.L.C.	Delaware
42	50 Patterson Office, L.L.C.	Delaware
43	51 N 50 Patterson Holdings, L.L.C.	Delaware
44	51 N Residential, L.L.C.	Delaware
45	5640 Fishers Associates, L.L.C.	Delaware

46	75 New York Avenue, L.L.C.	Delaware
47	7900 Wisconsin Residential, L.L.C.	Delaware
48	Arna-Eads, L.L.C.	Delaware
49	Arna-Fern, L.L.C.	Delaware
50	Ashley House Member, L.L.C.	Delaware
51	Ashley House Residential, L.L.C.	Delaware
52	Atlantic Residential A, L.L.C.	Delaware
53	Atlantic Residential C, L.L.C.	Delaware
54	Atlantic Retail B, L.L.C.	Delaware
55	Blue Lion Cell 2, PC	District of Columbia
56	Blue Lion PCC, LLC	District of Columbia
57	Building Maintenance Service LLC	Delaware
58	Central Place Office, L.L.C.	Delaware
59	Central Place REIT, L.L.C.	Delaware
60	Central Place TRS, L.L.C.	Delaware
61	CESC 1101 17th Street Manager, L.L.C.	Delaware
62	CESC 1101 17th Street, L.L.C.	Delaware
63	CESC 1101 17th Street, Limited Partnership	Maryland
64	CESC 1150 17th Street LLC	Delaware
65	CESC 1150 17th Street Manager, L.L.C.	Delaware
66	CESC 1730 M Street L.L.C.	Delaware
67	CESC 2101 L Street LLC	Delaware
68	CESC Commerce Executive Park, LLC	Delaware
69	CESC Crystal Rosslyn II, L.L.C.	Delaware
70	CESC Crystal Square Four L.L.C.	Delaware
71	CESC Crystal/Rosslyn L.L.C.	Delaware
72	CESC District Holdings L.L.C.	Delaware
73	CESC Downtown Member L.L.C.	Delaware
74	CESC Engineering TRS, LLC	Delaware
75	CESC Gateway One L.L.C.	Delaware
76	CESC Gateway Two Limited Partnership	Virginia
77	CESC Gateway Two Manager L.L.C.	Virginia
78	CESC Gateway/Square L.L.C.	Delaware
79	CESC Gateway/Square Member L.L.C.	Delaware
80	CESC H Street L.L.C.	Delaware
81	CESC Mall L.L.C.	Virginia
82	CESC Mall Land L.L.C.	Delaware
83	CESC Mall Land LLC	Delaware
84	CESC One Democracy Plaza L.P.	Maryland
85	CESC One Democracy Plaza Manager L.L.C.	Delaware
86	CESC Park Five Land L.L.C.	Delaware
87	CESC Park Five Manager L.L.C.	Virginia
88	CESC Park Four Land L.L.C.	Delaware
89	CESC Park Four Manager L.L.C.	Virginia
90	CESC Park One Land L.L.C.	Delaware
91	CESC Park One Manager L.L.C.	Delaware
92	CESC Park Three Land L.L.C.	Delaware
93	CESC Park Three Manager L.L.C.	Virginia
94	CESC Park Two L.L.C.	Delaware
95	CESC Park Two Land L.L.C.	Delaware

96	CESC Plaza Five Limited Partnership	Virginia
97	CESC Plaza Limited Partnership	Virginia
98	CESC Plaza Manager L.L.C.	Virginia
99	CESC Potomac Yard LLC	Delaware
100	CESC Square L.L.C.	Virginia
101	CESC TRS, LLC	Delaware
102	CESC Two Courthouse Plaza Limited Partnership	Virginia
103	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
104	CESC Water Park L.L.C.	Virginia
105	Charles E. Smith Commercial Realty L.P.	Virginia
106	Crystal Gateway 3 Owner, L.L.C.	Delaware
107	Crystal Tech Fund LP	Delaware
108	Fairways I Residential, L.L.C.	Delaware
109	Fairways II Residential, L.L.C.	Delaware
110	Fairways Residential REIT, L.L.C.	Delaware
111	Falkland Chase Residential I, L.L.C.	Delaware
112	Falkland Chase Residential II, L.L.C.	Delaware
113	Falkland Road Residential, L.L.C.	Delaware
114	Falkland/REC Holdco Member, L.L.C.	Delaware
115	Falkland/REC Holdco, L.L.C.	Delaware
116	Fifth Crystal Park Associates Limited Partnership	Virginia
117	First Crystal Park Associates Limited Partnership	Virginia
118	Florida Avenue Residential, L.L.C.	Delaware
119	Fort Totten North, L.L.C.	Delaware
120	Fourth Crystal Park Associates Limited Partnership	Virginia
121	H Street Building Corporation	Delaware
122	H STREET MANAGEMENT LLC	Delaware
123	JAMES HOUSE MEMBER, L.L.C.	Delaware
124	James House Residential, L.L.C.	Delaware
125	JBG Associates, L.L.C.	Delaware
126	JBG Core Venture I, L.P.	Delaware
127	JBG SMITH Impact Manager, L.L.C.	Delaware
128	JBG SMITH Management Services, L.L.C.	Delaware
129	JBG SMITH PROPERTIES	Maryland
130	JBG SMITH PROPERTIES LP	Delaware
131	JBG Urban, L.L.C.	Delaware
132	JBG/1250 First Member, L.L.C.	Delaware
133	JBG/1300 First Street, L.L.C.	Delaware
134	JBG/1831 Wiehle, L.L.C.	Delaware
135	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
136	JBG/55 New York Avenue, L.L.C.	Delaware
137	JBG/6th Street Associates, L.L.C.	Delaware
138	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
139	JBG/7200 Wisconsin, L.L.C.	Maryland
140	JBG/7900 Wisconsin Member, L.L.C.	Delaware
141	JBG/Asset Management, L.L.C.	Delaware
142	JBG/Atlantic Developer, L.L.C.	Delaware
143	JBG/Atlantic GP, L.L.C.	Delaware
144	JBG/BC 5640, L.P.	Delaware
145	JBG/BC Chase Tower, L.P.	Delaware

146	JBG/BC GP, L.L.C.	Delaware
147	JBG/BC Investor, L.P.	Delaware
148	JBG/Bethesda Avenue, L.L.C.	Delaware
149	JBG/Commercial Management, L.L.C.	Delaware
150	JBG/Core I GP, L.L.C.	Delaware
151	JBG/Core I LP, L.L.C.	Delaware
152	JBG/Courthouse Metro, L.L.C.	Delaware
153	JBG/Development Group, L.L.C.	Delaware
154	JBG/Development Services, L.L.C.	Delaware
155	JBG/Fort Totten Member, L.L.C.	Delaware
156	JBG/Foundry Office REIT, L.L.C.	Delaware
157	JBG/Foundry Office, L.L.C.	Delaware
158	JBG/Fund IX Transferred, L.L.C.	Delaware
159	JBG/Fund VI Transferred, L.L.C.	Delaware
160	JBG/Fund VII Transferred, L.L.C.	Delaware
161	JBG/Fund VIII Transferred, L.L.C.	Delaware
162	JBG/Fund VIII Trust	Maryland
163	JBG/HATTON RETAIL, L.L.C.	Delaware
164	JBG/Landbay G Member, L.L.C.	Delaware
165	JBG/Landbay G, L.L.C.	Delaware
166	JBG/L'Enfant Plaza Member, L.L.C.	Delaware
167	JBG/L'Enfant Plaza Mezzanine, L.L.C.	Delaware
168	JBG/Lionhead, L.L.C.	Delaware
169	JBG/N & Patterson Member, L.L.C.	Delaware
170	JBG/New York Avenue, L.L.C.	Delaware
171	JBG/Pickett Office, L.L.C.	Delaware
172	JBG/Residential Management, L.L.C.	Delaware
173	JBG/Reston Executive Center, L.L.C.	Delaware
174	JBG/Retail Management, L.L.C.	Maryland
175	JBG/Rosslyn Gateway North, L.L.C.	Delaware
176	JBG/Rosslyn Gateway South, L.L.C.	Delaware
177	JBG/SHAY RETAIL, L.L.C.	Delaware
178	JBG/Sherman Member, L.L.C.	Delaware
179	JBG/Tenant Services, L.L.C.	Delaware
180	JBG/Twinbrook Metro, L.LC.	Maryland
181	JBG/UDM Transferred, L.L.C.	Delaware
182	JBG/West Half Residential Member, L.L.C.	Delaware
183	JBG/Woodbridge REIT, L.L.C.	Delaware
184	JBG/Woodbridge Retail, L.L.C.	Delaware
185	JBG/Woodbridge, L.L.C.	Delaware
186	JBG/Woodmont II, L.L.C.	Delaware
187	JBGS Employee Company, L.L.C.	Delaware
188	JBGS Warner GP, LLC	Delaware
189	JBGS/1101 South Capitol, L.L.C.	Delaware
190	JBGS/1235 South Clark, L.L.C.	Delaware
191	JBGS/17TH STREET HOLDINGS, L.P.	Delaware
192	JBGS/17th Street, L.L.C.	Delaware
193	JBGS/1900 N GP, L.L.C.	Delaware
194	JBGS/1900 N Member, L.P.	Delaware
195	JBGS/1900 N REIT, L.L.C.	Delaware

196	JBGS/1900 N, L.L.C.	Delaware
197	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
198	JBGS/CES Management, L.L.C.	Delaware
199	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
200	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
201	JBGS/Company Manager, L.L.C.	Delaware
202	JBGS/Courthouse I, L.L.C.	Delaware
203	JBGS/Courthouse II, L.L.C.	Delaware
204	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
205	JBGS/Hotel Operator, L.L.C.	Delaware
206	JBGS/Hotel Owner, L.L.C.	Delaware
207	JBGS/Management OP, L.P.	Delaware
208	JBGS/OP Management Services, L.L.C.	Delaware
209	JBGS/Pentagon Plaza, L.L.C.	Virginia
210	JBGS/Recap GP L.L.C.	Delaware
211	JBGS/Recap, L.L.C.	Delaware
212	JBGS/TRS, L.L.C.	Delaware
213	JBGS/Wardman Owner Member, L.L.C.	Delaware
214	JBGS/Warner GP, L.L.C.	Delaware
215	JBGS/Warner Holdings, L.P.	Delaware
216	JBGS/Waterfront Holdings, L.L.C.	Delaware
217	Landbay G Corporate Member, L.L.C.	Delaware
218	LBF CE Owner, L.L.C.	Delaware
219	LBF Declarant, L.L.C.	Delaware
220	LBF NTV Investor Member, L.L.C.	Delaware
221	LBG Declarant, L.L.C.	Delaware
222	LBG Parcel A, L.L.C.	Delaware
223	LBG Parcel B, L.L.C.	Delaware
224	LBG Parcel E, L.L.C.	Delaware
225	LBG Parcel G, L.L.C.	Delaware
226	LBG Parcel H, L.L.C.	Delaware
227	LEP Manager, L.L.C.	Delaware
228	Market Square Fairfax MM LLC	Delaware
229	MTV Holdco, L.L.C.	Delaware
230	National Landing Development, L.L.C. fka Crystal City Development, L.L.C.	Delaware
231	NEW KAEMPFER WATERFRONT LLC	Delaware
232	NL Hotel TRS Sub, L.L.C.	Delaware
233	North Glebe Office, L.L.C.	Delaware
234	NTV Holdco, L.L.C.	Delaware
235	Park One Member L.L.C.	Delaware
236	Potomac Creek Associates, L.L.C.	Delaware
237	Potomac East Master Association, Inc.	Virginia
238	Potomac East Master Mixed Use Association, Inc.	Virginia
239	Potomac House Member, LLC	Delaware
240	Potomac House Residential, L.L.C.	Delaware
241	PY Landbay H, L.L.C. (f/k/a JBG/Atlantic LP, L.L.C.)	Delaware
242	PY RR Land, L.L.C.	Delaware
243	Rosslyn Gateway Hotel, L.L.C.	Delaware
244	Rosslyn Gateway Residential, L.L.C.	Delaware

245	SEAD, L.L.C.	Delaware
246	SEAD OP, L.L.C.	Delaware
247	Sherman Avenue LLC	District of Columbia
248	SINEWAVE VENTURES FUND I, L.P.	Delaware
249	SMB Tenant Services, LLC	Delaware
250	Smart City, L.L.C.	Delaware
251	South Capitol L.L.C.	Delaware
252	Third Crystal Park Associates Limited Partnership	Virginia
253	Twinbrook Commons Residential 1B, L.L.C.	Delaware
254	Twinbrook Commons Residential North, L.L.C.	Delaware
255	Twinbrook Commons Residential South, L.L.C.	Delaware
256	Twinbrook Commons, L.L.C.	Delaware
257	UBI MANAGEMENT LLC	Delaware
258	Universal Bldg., North, Inc.	District of Columbia
259	Universal Building, Inc.	District of Columbia
260	Wardman Hotel Owner, L.L.C.	Delaware
261	Warner Investments, LP	Delaware
262	Washington CT Fund GP LLC	Delaware
263	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
264	WASHINGTON HOUSING INITIATIVE IMPACT POOL, L.L.C.	Delaware
265	Washington Mart TRS, L.L.C.	Delaware
266	WATERFRONT 375 M STREET, LLC	Delaware
267	WATERFRONT 425 M STREET, LLC	Delaware
268	West Half Residential II, L.L.C.	Delaware
269	West Half Residential III, L.L.C.	Delaware